                                                                     EXHIBIT 4.6


                                        EIGHTH AMENDMENT dated as of June 2,
                                     1995, to the Credit Agreement dated as of August 16, 1988, as amended and restated as of July 27, 1992, and as further amended prior to the date hereof (the "Credit Agreement"), among Northwestern Steel and Wire Company, an Illinois corporation ("NWS"), Northwestern Steel and Wire Company (formerly known as H/N Steel Company, Inc.), a wholly-owned subsidiary of NWS ("NWS/Texas" and, together with NWS, the "Borrowers"), the lenders party thereto (the "Lenders") and Chemical Bank, as Agent for the Lenders (the "Agent").


                          The Borrowers have requested, subject to the terms
and conditions set forth herein, that the Lenders approve the amendments to the Credit Agreement set forth in Section 1 of this Agreement in order to permit NWS to issue the Impianti Notes and the Tamini Notes (as defined below) and to obtain a Letter or Letters of Credit to support its obligations thereunder. Accordingly, the Borrowers, the undersigned Lenders and the Agent agree as follows:

                          SECTION 1. Amendments. (a) Article I of the Credit
Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical positions:

                                     "Impianti Notes" shall mean unsecured
                          promissory notes of NWS in an aggregate principal amount not exceeding 2,719,294,500.00 Italian Lire and issued by NWS to Impianti Industriali S.P.A. in consideration of the acquisition of equipment and machinery to be used by NWS in its business operations.

                                     "Tamini Notes" shall mean unsecured
                          promissory notes of NWS in an aggregate principal amount not to exceed $1,462,951 and issued by NWS to Tamini Costruzioni Elettromeccaniche S.r.l. in consideration of the acquisition of equipment and machinery to be used by NWS in its business operations.

                          (b) Clause (a)(ii)(A) of Section 2.17 of the Credit
Agreement is hereby amended to read as follows:

                 (A) the Letter of Credit Exposure shall not exceed $15,000,000, and

                          (c) Section 6.01 of the Credit Agreement is
hereby amended by (i) deleting the word "and" at the end of clause (j) thereof,
(ii) replacing the period at the end of clause (k) thereof with "; and", (iii) inserting the following new clause (1) at the end thereof: "(1) Indebtedness of NWS represented by the Impianti Notes and the Tamini Notes;".

                          SECTION 2.  Representations and Warranties.  The
Borrowers jointly and severally represent and warrant to each of the Lenders that, after giving effect to this Agreement:

                          (a)  as of the date hereof, there exists no Event of
Default or event which, with notice, lapse of time or both, would constitute an Event of Default;

                          (b)  all representations and warranties contained in
the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; and

                          (c) as of the date hereof, the Borrowers have
performed all obligations to be performed on their part as set forth in the Credit Agreement and the other Loan Documents.

                          SECTION 3.  Conditions of Effectiveness.  This
Agreement shall become effective upon receipt by the Agent (or its counsel) of counterparts of this Agreement which, when taken together, bear the signatures of each Borrower and the Required Lenders.

                          SECTION 4.  APPLICABLE LAW. THIS AGREEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                          SECTION 5.  Counterparts.  This Agreement may be
executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                          SECTION 6.  Agreement.  Except as expressly amended
hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

                          SECTION 7.  Expenses.  The Borrowers shall pay all
reasonable out-of-pocket expenses incurred by the Agent or any Lender in connection with this Agreement.

                          SECTION 8.  Headings.  The headings of this Agreement
are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                          SECTION 9.  Capitalized Terms.  Unless otherwise
specified, capitalized terms used herein shall have the respective meanings assigned thereto in the credit Agreement.

         IN WITNESS WHEREOF, the Borrowers, the Agent and the undersigned Lenders have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first above written.


                                        NORTHWESTERN STEEL AND WIRE
                                        COMPANY, an Illinois
                                        corporation,


                                         by __________________________________
                                            Name:
                                            Title:


                                        NORTHWESTERN STEEL AND WIRE
                                        COMPANY, a Texas corporation,


                                         by __________________________________
                                            Name:
                                            Title:


                                        CHEMICAL BANK, in its capacity
                                        as a Lender and as Agent,


                                         by __________________________________
                                            Name:
                                            Title:


                                        MARINE MIDLAND BUSINESS LOANS,
                                        INC.,


                                         by __________________________________
                                            Name:
                                            Title:


                                        WELLS FARGO BANK, N.A.,

                                         by __________________________________
                                            Name:
                                            Title:

                                        MITSUI NEVITT CAPITAL CORP.,

                                         by __________________________________
                                            Name:
                                            Title:


                                        THE TRAVELERS INSURANCE
                                        COMPANY,

                                         by __________________________________
                                            Name:
                                            Title:


                                        CHEMICAL BANK, in its capacity
                                        as a Lender and as Agent,


                                         by __________________________________
                                            Name:
                                            Title:


                                        MARINE MIDLAND BUSINESS LOANS,
                                        INC.,


                                         by __________________________________
                                            Name:
                                            Title:


                                        WELLS FARGO BANK, N.A.,


                                         by __________________________________
                                            Name:
                                            Title:


                                        MITSUI NEVITT CAPITAL CORP.,


                                         by __________________________________
                                            Name:
                                            Title:

                                        THE TRAVELERS INSURANCE
                                        COMPANY,


                                         by __________________________________
                                            Name:
                                            Title:



                                        CHEMICAL BANK, in its capacity
                                        as a Lender and as Agent,


                                         by __________________________________
                                            Name:
                                            Title:


                                        MARINE MIDLAND BUSINESS LOANS,
                                        INC.,


                                         by __________________________________
                                            Name:
                                            Title:


                                        WELLS FARGO BANK, N.A.,


                                         by __________________________________
                                            Name:
                                            Title:


                                        MITSUI NEVITT CAPITAL CORP.,


                                         by __________________________________
                                            Name:
                                            Title:


                                        THE TRAVELERS INSURANCE
                                        COMPANY,


                                         by __________________________________
                                            Name:
                                            Title:

                                        CHEMICAL BANK, in its capacity
                                        as a Lender and as Agent,


                                         by __________________________________
                                            Name:
                                            Title:


                                        MARINE MIDLAND BUSINESS LOANS,
                                        INC.,


                                         by __________________________________
                                            Name:
                                            Title:


                                        WELLS FARGO BANK, N.A.,


                                         by __________________________________
                                            Name:
                                            Title:


                                        MITSUI NEVITT CAPITAL CORP.,


                                         by __________________________________
                                            Name:
                                            Title:


                                        THE TRAVELERS INSURANCE
                                        COMPANY,


                                         by __________________________________
                                            Name:
                                            Title:



                                        CHEMICAL BANK, in its capacity
                                        as a Lender and as Agent,


                                         by __________________________________
                                            Name:
                                            Title:

                                        MARINE MIDLAND BUSINESS LOANS,
                                        INC.,


                                         by __________________________________
                                            Name:
                                            Title:


                                        WELLS FARGO BANK, N.A.,


                                         by __________________________________
                                            Name:
                                            Title:

                                        MITSUI NEVITT CAPITAL CORP.,


                                         by __________________________________
                                            Name:
                                            Title:


                                        THE TRAVELERS INSURANCE
                                        COMPANY,


                                         by __________________________________
                                            Name:
                                            Title:

                                        THE TRAVELERS INDEMNITY
                                        COMPANY,


                                         by __________________________________
                                            Name:
                                            Title:


                                        THE PHOENIX INSURANCE COMPANY,


                                         by __________________________________
                                            Name:
                                            Title:


                                        THE TRAVELERS INSURANCE COMPANY
                                        (AS TO SEPARATE ACCOUNT D),
                                         by __________________________________
                                            Name:
                                            Title:


                                        HELLER FINANCIAL, INC.,


                                         by __________________________________
                                            Name:
                                            Title:


                                        THE TRAVELERS INDEMNITY
                                        COMPANY,



                                         by __________________________________
                                            Name:
                                            Title:


                                        THE PHOENIX INSURANCE COMPANY,


                                         by __________________________________
                                            Name:
                                            Title:


                                        THE TRAVELERS INSURANCE COMPANY
                                        (AS TO SEPARATE ACCOUNT D),


                                         by __________________________________
                                            Name:
                                            Title:


                                        HELLER FINANCIAL, INC.


                                         by __________________________________
                                            Name:
                                            Title: